                                                                    EXHIBIT 21.2

                           SUBSIDIARIES OF REGISTRANT


                  QRS 10-1 (ILL), INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS AND DOING BUSINESS UNDER THE NAME QRS 10-1 (ILL), INC.

                  DENTON (TX) QRS 10-2, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS AND DOING BUSINESS UNDER THE NAME DENTON (TX) QRS 10-2, INC.

                  QRS 10-3 (CT), INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF CONNECTICUT AND DOING BUSINESS UNDER THE NAME QRS 10-3 (CT), INC.

                  QRS 10-5 (OH), INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF OHIO AND DOING BUSINESS UNDER THE NAME QRS 10-5 (OH), INC.

                  TORREY PINES QRS 10-6 (CA), INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA AND DOING BUSINESS UNDER THE NAME TORREY PINES QRS 10-6 (CA), INC.

                  QRS 10-7 (NY), INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK AND DOING BUSINESS UNDER THE NAME QRS 10-7 (NY), INC.

                  WALSAFE (CA) QRS 10-8, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA AND DOING BUSINESS UNDER THE NAME WALSAFE (CA) QRS 10-8, INC.

                  QRS 10-9 (AR), INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF ARKANSAS AND DOING BUSINESS UNDER THE NAME QRS 10-9 (AR), INC.

                  QRS 10-11 (MD), INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND AND DOING BUSINESS UNDER THE NAME QRS 10-11 (MD), INC.

                  QRS 10-12 (TX), INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS AND DOING BUSINESS UNDER THE NAME QRS 10-12 (TX), INC.

                  NEOSERV (CO) QRS 10-13, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO AND DOING BUSINESS UNDER THE NAME NEOSERV (CO) QRS 10-13, INC.

                  STI (NC) QRS 10-14, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF NORTH CAROLINA AND DOING BUSINESS UNDER THE NAME STI (NC) QRS 10-14, INC.

                  DDI (NE) QRS 10-15, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF NEBRASKA AND DOING BUSINESS UNDER THE NAME DDI (NE) QRS 10-15, INC.

                  PMWI (IA) QRS 10-16, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF IOWA AND DOING BUSINESS UNDER THE NAME PMWI (IA) QRS 10-16, INC.

                  QRS 10-18 (FL), INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA AND DOING BUSINESS UNDER THE NAME QRS 10-18 (FL), INC.

                  QRS 10-PAYING AGENT, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK AND DOING BUSINESS UNDER THE NAME QRS 10-PAYING AGENT, INC.


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